UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2007

Footstar, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard, Mahwah New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

(201) 934-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 2, 2007, Footstar, Inc. (the “Company”) received a letter from the Northeast Regional Office of the Securities and Exchange Commission (the “SEC”) relating to the previously disclosed investigation by the staff of the SEC concerning accounting discrepancies that resulted in the restatement of the Company’s financial statements over a five and one-half year period beginning with the fiscal year 1997 through June, 2002. The letter states that the portion of the investigation (In the Matter of Footstar, Inc., NY-7122) related to the Company has been terminated, and no enforcement action has been recommended to the SEC. The information in the SEC’s letter was provided under the guidelines in the final paragraph of Securities Act Release No. 5310.

A copy of the letter (including the attached copy of Securities Act Release No. 5310) is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Letter, dated January 26, 2007, from Gerald A. Gross, Assistant Regional Director, Northeast Regional Office of the SEC, to William R. Baker, III, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2007

FOOTSTAR, INC.

By:	/s/ Maureen Richards
Maureen Richards Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter, dated January 26, 2007, from Gerald A. Gross, Assistant
Regional Director, Northeast Regional Office of the SEC, to
William R. Baker, III, Esq.